UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 2004


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                         0-50684          57-1199010
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(State or other jurisdiction               (Commission       (IRS Employer
       of incorporation)                   File Number)      Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania              19148
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(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 2.02  Results of Operation and Financial Condition
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         On December 15, 2004, the Registrant issued a press release to report its results of operations for the three and twelve months ended October 31, 2004 and the declaration of a quarterly dividend. A copy of the press release is included with this Form 8-K as an exhibit.


Item 9.01  Financial Statements and Exhibits
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         (c) Exhibits

         Exhibit 99.1 -- Press Release dated December 15, 2004.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SE FINANCIAL CORP.


Date: December 15, 2004              By:   /s/Frank DePaolo
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                                           Frank DePaolo
                                           President and Chief Executive Officer